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                                                                    Exhibit 10.4

Stanford Microdevices
522 Almanor Ave.
Sunnyvale, CA  94086
408-616-5400

22 October 1999

Thomas J. Scannell
10208 Cass Place
Cupertino, CA  95014

Dear Tom:

I am pleased to offer you the position of Chief Financial Officer (CFO) of Stanford Microdevices (SMI). In this position you will report to the President and CEO in the SMI corporate headquarters located in Sunnyvale, CA.

Your responsibilities will include the following:

o    FINANCIAL OPERATIONS

     -  Strategic financial management
     -  Capital planning and asset management
     -  Financial control and measurement systems
     -  Accounting and auditing operations
     -  Financial reporting
     -  Tax planning
     -  Cash and treasury management

o    INFORMATION SYSTEMS

o    HUMAN RESOURCES

o    CORPORATE DEVELOPMENT AND MANAGEMENT SUPPORT

o    SPECIAL PROJECTS AS DIRECTED BY THE PRESIDENT AND CEO

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Your compensation for this position will be:

o    BASE SALARY:        $175,000 with annual reviews

o    INCENTIVE BONUS:    Up to 40% annual bonus

o    STOCK OPTIONS:      200,000 shares at expected strike price of $1.50

o    401K                Eligibility ninety (90) days after start date

o    OTHER BENEFITS:     Standard executive SMI medical, dental, vacation
                         benefits
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Other agreements include:

o    Change of Control:  In the event that SMI is acquired (>51% change of control), vesting acceleration for outstanding options will occur

o    Responsibilities:   In the event that you are terminated for any reason
                         other than cause, or in the event that a diminution of duties occurs for any reason other than cause, you will receive six months of base salary as compensation

o    Air travel:         Upon direction from your physician, business class air
                         travel will be provided by the company for all business-related travel
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I am confident that you will make a valuable contribution to the future growth of SMI.

Please sign below as an acceptance of this offer and of the indicated start date; return a signed copy to me at your earliest convenience. If you have any questions regarding this offer or any other questions please do not hesitate to contact me.

Regards,

Robert Van Buskirk
President and Chief Executive Officer
Stanford Microdevices

I accept the terms of this offer letter.

I intend to start on                                      10-22-99
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                                                            Date

                                                    /s/ THOMAS SCANNELL
                                             -----------------------------------
                                                       Thomas Scannell



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